                                                                   EXHIBIT 10.25

                        SECOND AMENDMENT TO AMENDED AND
                    RESTATED SENIOR NOTE PURCHASE AGREEMENT


         Re:  $100,000,000 of Amended and Restated 8.58% Senior Notes
                               Due June 30, 1997

                           Dated as of June 23, 1995

           This Second Amendment (this "Amendment") to the Amended and Restated Senior Note Purchase Agreement dated as of December 23, 1993, (as heretofore amended, the "Existing Agreement"), is entered into as of June 23, 1995 by and among the Noteholders identified on the signature pages hereof and Merisel Americas, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Agreement.

                                    RECITAL

     The parties hereto have agreed to amend the Existing Agreement as hereinafter set forth.

     IN CONSIDERATION of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE EXISTING AGREEMENT.

                 a. Section 2.1 of the Existing Agreement hereby is amended by deleting the definition of "Approved Securitization Transaction" in its entirety and substituting the following in lieu thereof:

                 "Approved Securitization Transaction" shall mean (a) any transaction or series of transactions in which the Company or any of its Subsidiaries sells interests in a pool of the Company's or such Subsidiary's accounts receivable pursuant to documentation which (i) provides that such sale is on a non-recourse basis as to the Company and its Subsidiaries with respect to uncollectible receivables (subject, however, to standard indemnification provisions), and (ii) shall have been approved in writing as to form and substance by the Required Noteholders (the conditions set forth in the foregoing items (i) and (ii) collectively are referred to herein as the "Approved Securitization Qualifications"), and (b) any financing that replaces the financing under any then existing Approved Securitization Transaction and also satisfies the Approved

     Securitization Qualifications; provided, however, that, in respect of any
                                    --------- --------
     proposed new or replacement Approved Securitization Transaction, such approval shall not be unreasonably withhold so long as (x) in the case of a proposed new Approved Securitization Transaction, such proposed new financing is substantially similar in substance to any then existing Approved Securitization Transaction (including, without limitation, the Clesco Securitization Agreement), and (y) in the case of a proposed replacement of the financing under any then existing Approved Securitization Transaction (including, without limitation, the Ciesco Securitization Agreement), such proposed replacement financing (1) does not increase materially and adversely the obligations of the Company thereunder from the obligations of the Company under that existing Approved Securitization Transaction proposed to be replaced and (2) otherwise is substantially similar in form and substance to that existing Approved Securitization Transaction proposed to be replaced; provided further that
                                                         -------- -------
     such approval shall be deemed to have been given by the Required Noteholders in the event that holders of at least ten percent (10%) of the outstanding principal amount of outstanding Notes fail to object in writing to such proposed new or replacement financing within fifteen (15) business days following receipt by all of the Noteholders of the Company's written request for approval of the proposed new or replacement financing, together with such materials and information in respect of such proposed new or replacement financing (including, without limitation, a summary of the proposed terms and conditions of the proposed new or replacement financing and, for purposes of comparison thereto, a summary of the terms and conditions of each existing Approved Securitization Transaction) sufficient to enable the Noteholders to make an informed decision with respect thereto; provided further that the transactions evidenced by the Ciesco
              -------- -------
     Securitization Agreements as in effect on June 1, 1995 constitute an "Approved Securitization Transaction".

                 b. Section 2.1 of the Existing Agreement hereby is amended by deleting the definition of "Ciesco Securitization Agreements" in its entirety and substituting the following in lieu thereof:

                 "Ciesco Securitization Agreements" shall mean (1) that certain Trade Receivables Purchase and Sale Agreement, dated as of September 24, 1993, among Merisel, Inc., Ciesco L.P., and Citicorp North America, Inc, as "Agent", and (11) that certain Trade Receivables Purchase and Sale Agreement, dated as of September 24, 1993, among Merisel, Inc., Citibank, N.A., the "Banks" identified therein, and Citicorp North America, Inc., individually and as "Agent", which agreements have been assigned to, and assumed by, the Company, as either of the same may be modified, amended, restated, extended, or replaced (in whole or in part) from time to time in a manner that does not violate the terms of Section 6.23 or the definition of "Approved Securitization Transaction".

                                      2.

SECTION 2. CONDITIONS TO EFFECTIVENESS.

      The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:

                 a. the execution and delivery of this Amendment by the Company and the Required Noteholders in accordance with Section 8 of the Existing Agreement;

                 b. the execution and delivery by Merisel, Inc. of the Reaffirmation, and Consent attached hereto as Exhibit A;

                 c. the execution and delivery by Merisel Canada of the Reaffirmation and Consent attached hereto as Exhibit B;

                 d. the execution and delivery by Merisel Europe of the Reaffirmation and Consent attached hereto as Exhibit C;

                 e. the representations and warranties in this Amendment and the Existing Agreement as amended by this Amendment (the "Amended Agreement") shall be true, correct and complete in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date);

                 f. no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                 g. no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Company;

                 h. the Company shall have delivered a certificate from the Secretary of the Company attesting to the resolutions of the Company's Board of Directors authorizing its execution and delivery of this Amendment and authorizing specific officers of the Company to execute same;

                 i. the Company shall have delivered copies of the Company's By-laws and Certificate of Incorporation, as amended, modified, or supplemented to the date hereof, certified by the Secretary of the Company;

                 j. the Company shall have delivered a certificate of corporate status with respect to the Company, dated within ten (10) days of the date hereof, by the Secretary of


                                      3.

State of Delaware, which certificate shall indicate that the Company is in good standing in such state:


SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Noteholders to enter into this Amendment and to amend the Existing Agreement in the manner provided herein, the company represents and warrants to each Noteholder that the following statements are true, correct and complete.

                 a. Corporate Power and Authority. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Amended Agreement.

                 b. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by the Company.

                 c. No Conflict. The execution and delivery by the Company of this Amendment and the performance by the Company of the Amended Agreement do not and will not (i) violate any provision of law; rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company or any of its Subsidiaries.

                 d. Governmental Consents. The execution and delivery by the Company and the performance by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

                 e. Binding Obligation. This Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.



                                      4.

SECTION 4. MISCELLANEOUS.

                 a.    Reference to and Effect on the Existing Agreement.

                       (1) On and after the effective date of this Amendment, each reference in the Existing Agreement to "this Agreement","hereunder", "hereof", "herein", or words of like import referring to the Existing
Agreement, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

                       (2) Except as specifically amended by this Amendment, the Existing Agreement shall remain in full force and effect and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of, or except as expressly set forth herein, as an amendment, of any right, power, or remedy of the Noteholders under the Existing Agreement, as in effect prior to the date hereof, or any further or other matter.

                       (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Noteholder under, the Existing Agreement.

                 b. Execution and Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                 c. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose of be given any substantive effective.

                 d. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.




                                      5.

          IN WITNESS WHEREOF, the Company and the Noteholders have caused this Amendment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.


                                MERISEL AMERICAS, INC.,
                                a Delaware corporation


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:



                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                MASSACHUSETTS MUTUAL LIFE INSURANCE CO., a Massachusetts corporation


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                FIRST AUSA LIFE INSURANCE COMPANY


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                      6.

PFL LIFE INSURANCE COMPANY

      By:
         -------------------------------
           Name:
           Title:

LIFE INVESTORS INSURANCE COMPANY OF AMERICA

      By:
         -------------------------------
           Name:
           Title:

BANKERS UNITED LIFE ASSURANCE COMPANY

      By:
         -------------------------------
           Name:
           Title:


INTERNATIONAL LIFE INVESTORS INSURANCE COMPANY

      By:
         -------------------------------
           Name:
           Title:

CONNECTICUT MUTUAL LIFE INSURANCE CO.
a Connecticut corporation

      By:
         -------------------------------
           Name:
           Title:

                                       7.

C M LIFE INSURANCE COMPANY,
a Connecticut corporation


        By:
            ------------------------------------
                Name:  THOMAS T.S. LI
                Title: Senior Investment Officer


PACIFIC MUTUAL LIFE INSURANCE COMPANY,
a California corporation


        By:
            ------------------------------------
                Name:
                Title:



AMERITAS LIFE INSURANCE CORP.,
a Nebraska corporation


        By:
            ------------------------------------
                Name:
                Title:


SHENENDOAH LIFE INSURANCE COMPANY,
a Virginia corporation


        By:
            -------------------------------------
                Name:
                Title:


THE CANADA LIFE ASSURANCE COMPANY


        By:
            ---------------------------------------
                Name:
                Title:


                                      8.

CANADA LIFE INSURANCE COMPANY OF AMERICA, a Michigan corporation

        By:
           --------------------------------------
                Name:
                Title:


PROVIDENT MUTUAL LIFE INSURANCE COMPANY
OF PHILADELPHIA, a Pennsylvania corporation


        By:
           --------------------------------------
                Name:
                Title:


PROVIDENT MUTUAL LIFE AND ANNUITY
COMPANY OF AMERICA, a Pennsylvania corporation

        By:
           --------------------------------------
                Name:
                Title:


GUARANTEE MUTUAL LIFE COMPANY,
a Nebraska corporation

        By:
           --------------------------------------
                Name:
                Title:


                                      9.

                                   Exhibit A
                                   ---------


                    Reaffirmation and Consent of Guarantor


                 All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Second Amendment to Amended and Restated Senior Note Purchase Agreement, dated as of June 23, 1995 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Noteholders that the execution, delivery, and performance of this Reaffirmation and Consent of Guarantor are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decrees, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b) consents to the amendment of the Existing Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing under the Parent Guaranty; and
(d) agrees that the Parent Guaranty is and shall remain in full force and effect.


                                       MERISEL, INC.


                                       By
                                         ---------------------------

                                       Title:
                                             ------------------------------

                                      10.

                                   Exhibit B
                                   ---------


                    Reaffirmation and Consent of Guarantor


                 All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Second Amendment to Amended and Restated Senior Note Purchase Agreement, dated as of June 23, 1995 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Noteholders that the execution, delivery, and performance of this Reaffirmation and Consent of Guarantor are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b) consents to the amendment of the Existing Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing under the Canada Guaranty; and
(d) agrees that the Canada Guaranty is and shall remain in full force and effect.


                                       MERISEL CANADA INC.


                                       By
                                         ---------------------------

                                       Title:
                                             ------------------------------

                                      11.

                                   Exhibit C
                                   ---------

                    Reaffirmation and Consent of Guarantor

                 All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Second Amendment to Amended and Restated Senior Note Purchase Agreement, dated as of June 23, 1995 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Noteholders that the execution, delivery, and performance of this Reaffirmation and Consent of Guarantor are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b) consents to the amendment of the Existing Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing under the Europe Guaranty; and
(d) agrees that the Europe Guaranty is and shall remain in full force and effect.

                                      MERISEL EUROPE, INC.

                                      By
                                        -------------------------------

                                      Title:
                                            ---------------------------

                                                                       EXHIBIT C
                                                                       ---------


                      LIMITED AMOUNT CONTINUING GUARANTEE



TO:              THE GUARANTEED NOTEHOLDERS


                 IN CONSIDERATION of THE GUARANTEED NOTEHOLDERS' exchange of the Senior Notes from MERISEL AMERICAS, INC. (hereinafter referred to as the "Debtor"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Undersigned, the Undersigned hereby, jointly and severally with the Debtor, unconditionally guarantees to the Guaranteed Noteholders the indefeasible payment and performance in full of all indebtedness, obligations, and liabilities of any kind, now or hereafter existing, direct or indirect, absolute or contingent, joint or several, of the Debtor to the Guaranteed Noteholders under the Senior Notes and the Note Purchase Agreement, whether as principal or surety, in an amount not to exceed the Maximum Noteholder Liability Amount in lawful money of the United States of America, plus interest thereon from date of demand for payment of the same at a rate per annum equivalent to the Overdue Rate, (all of which present and future indebtedness, obligations, liabilities, and interest are herein collectively referred to as the "Indebtedness").

                 DEFINITIONS. As used herein, the following terms shall have the following meanings:

                 "Agent" shall mean the Agent under the Revolving Credit Agreement.

                 "Debt" shall mean, as of any date of determination, the items described in clauses (i), (ii), and (v) of the definition of "Debt" in the Note Purchase Agreement.

                 "Guaranteed Lenders" shall mean the "Lenders" under the Revolving Credit Agreement.

                 "Guaranteed Lenders Indebtedness Amount" shall mean, as of any date of determination, the outstanding principal amount of the indebtedness of the Debtor to the Guaranteed Lenders under the Revolving Credit Agreement (including the undrawn amount of all outstanding letters of credit issued under the Revolving Credit Agreement).

                 "Guaranteed Noteholders" shall mean the holders, from time to time, of the Senior Notes from time to time outstanding.

                                                                       EXHIBIT C
                                                                       ---------


                 "Guaranteed Noteholders Indebtedness Amount" shall mean, as of any date of determination, the outstanding principal amount of the indebtedness of the Debtor to the Guaranteed Noteholders under the Senior Notes.

                 "Intercompany Debt Amount" shall mean, as of any date of determination, the outstanding principal amount of Debt owing from the Undersigned to the Debtor.

                 "Lender Guarantee" shall mean that certain Merisel Canada Guaranty, dated as of December 23, 1993, executed by the Undersigned in favor of the Guaranteed Lenders and the Agent, as agent and representative for the Guaranteed Lenders, in substantially the same form and substance as this Guarantee.

                 "Majority Lenders" shall have the meaning ascribed thereto in the Revolving Credit Agreement.

                 "Maximum Noteholder Liability Amount" shall mean, as of any date of determination, an amount equal to (a)(i) the Guaranteed Noteholders Indebtedness Amount divided by (ii) the sum of the Guaranteed Lenders
                    ----------
Indebtedness Amount plus the Guaranteed Noteholder Indebtedness Amount,
                    ----
multiplied by (b) the Intercompany Debt Amount.
- -------------

                 "Note Purchase Agreement" shall mean the certain Amended and Restated Senior Note Purchase Agreement, dated as of December 23, 1993, between the Debtor, on the one hand, and the purchasers of the Senior Notes identified therein, on the other hand, as the same may from time to time be amended, modified, supplemented, or restated.

                 "Overdue Rate" shall have the meaning ascribed thereto in the Note Purchase Agreement.

                 "Required Noteholders" shall have the meaning ascribed thereto in the Note Purchase Agreement.

                 "Revolving Credit Agreement" shall mean that certain Revolving Credit Agreement, dated as of December 23, 1993, among the Debtor and Merisel Europe, Inc., as the borrowers, the financial institutions named therein, Citicorp USA, Inc, as Agent, Citibank, N.A., as Designated Issuer, and Merisel, Inc., as guarantor, as the same may from time to time be amended, modified supplemented, or restated.

                 "Senior Notes" shall mean the Amended and Restated 8.58% Senior Notes due June 30, 1997, issued by the Debtor pursuant to the Note Purchase Agreement.

                                                                       EXHIBIT C
                                                                       ---------

                 AND IT IS AGREED THAT:

                 1. The Undersigned agrees that each holder of a Senior Note shall be a Guaranteed Noteholder hereunder and shall be entitled to the benefits of this Guarantee, irrespective of whether such holder was one of the original purchasers of the Senior Notes under the Note Purchase Agreement. Upon any demand for payment hereunder (which demand shall be made in accordance with the terms of the Note Purchase Agreement) and payment of any moneys by the Undersigned in respect of the Indebtedness, such moneys shall be apportioned among the Guaranteed Noteholders and paid to each Guaranteed Noteholder in accordance with the ratio that the principal amount of Senior Notes held by each such Guaranteed Noteholder bears to the Guaranteed Noteholders Indebtedness Amount. The Undersigned understands that the Senior Notes are transferable and agrees that upon transfer of a Senior Note, the transferor and the transferee shall have no obligation to notify the Undersigned of the transfer or the identity of the transferee. As a wholly-owned subsidiary of the Debtor, the Undersigned has adequate means of obtaining from the Debtor, on a continuing basis, any information pertaining to the Guaranteed Noteholders that it might need, and the Undersigned waives and relinquishes any duly on the part of the Guaranteed Noteholders to provide any such information to the Undersigned.

                 2. Concurrently with the execution and delivery of this Guarantee, the Undersigned is executing and delivering the Lender Guarantee to the Guaranteed Lenders. The Guaranteed Lenders and the Guaranteed Noteholders have agreed to apportion the liability of the Undersigned under this Guarantee and the Lender Guarantee in accordance with the formulas set forth in the definitions of "Maximum Noteholder Liability Amount" herein and "Maximum Bank Liability Amount" in the Lender Guarantee, which apportionment shall be calculated at the time any recovery is received by the Guaranteed Noteholders and the Guaranteed Lenders. In furtherance thereof and in recognition of the close relationship between the Debtor and the Undersigned and the difficulty that the Guaranteed Noteholders may encounter at any point in time in obtaining information as to the Guaranteed Lenders Indebtedness Amount, the Undersigned agrees, upon request of any Guaranteed Noteholder, to provide information to any such Guaranteed Noteholder as to the Guaranteed Lenders Indebtedness Amount in such detail as may be reasonably requested.

                 3. Because of the interdependent nature of this Guarantee and the Lender Guarantee, this Guarantee may not be amended, modified, supplemented, restated or replaced without the written consent of the Majority Lenders and the Required Noteholders. The Undersigned agrees that it will not amend, modify, supplement, restate or replace the Lender Guarantee without the prior written consent of the Required Noteholders and the Majority Lenders.

                                                                       EXHIBIT C
                                                                       ---------

                 4. No change in the name, object, capital stock or constitution of the Debtor shall in any way affect the liability of the Undersigned, either with respect to transactions occurring before or after any such change, and the Guaranteed Noteholders shall not be concerned to see or inquire into the powers of the Debtor or any of its directors or other agents acting or purporting to act on its behalf, and moneys, advances, renewals or credits in fact borrowed or obtained from the Guaranteed Noteholders in professed exercise of such powers shall be deemed to form part of the Indebtedness notwithstanding that such borrowing or obtaining of moneys, advances, renewals or credits shall be in excess of the powers of the Debtor or of its directors or other agents aforesaid, or be in any way irregular, defective or informal.

                 5. Subject to the formula for apportionment of monies received hereunder set forth in paragraph 2, all moneys received by the Guaranteed Noteholders in respect of the Indebtedness may be applied on such part or parts of the Indebtedness as the Guaranteed Noteholders may see fit and each Guaranteed Noteholder shall at all times and from time to time have the right to change any appropriation of any moneys received by it and to reapply the same on any part or parts of the Indebtedness as such Guaranteed Noteholder may see fit, notwithstanding any previous application by whomsoever made.

                 6. All dividends, compositions and moneys received by the Guaranteed Noteholders from the Debtor or from any other person or estate capable of being applied by the Guaranteed Noteholders in reduction of the Indebtedness shall be regarded for all purposes as payments in gross, and the Guaranteed Noteholders shall be entitled to prove against the estate of the Debtor upon any insolvency or winding-up in respect of the whole of the Indebtedness, and the Undersigned shall have no right to be subrogated to the Guaranteed Noteholders in respect of any such proof until the Guaranteed Noteholders shall have received from such estate payment in full of its claim with interest.

                 7. This Guarantee will not be diminished or affected on account of any act or failure to act on the part of the Guaranteed Noteholders which would prevent subrogation from operating in favour of the Undersigned.

                 8. The Guaranteed Noteholders, without exonerating in whole or in part the Undersigned, may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from or from perfecting, registering, renewing or realizing upon securities of, may accept compositions from, and may otherwise deal with the Debtor and all other persons (including the Undersigned and any other guarantor) and securities as the Guaranteed Noteholders may see fit.

                                                                       EXHIBIT C
                                                                       ---------

                 9. Without in any manner limiting the generality of the foregoing, the Undersigned agrees that the Guaranteed Noteholders may, from time to time, consent to any action or non-action of the Debtor which, in the absence of such consent, violates or may violate any agreement or agreements between the Debtor and the Guaranteed Noteholders relating to any of the Indebtedness, with or without consideration on such terms and conditions as may be acceptable to the Guaranteed Noteholders, without in any manner affecting or impairing the liability of the Undersigned hereunder.

                 10. Notwithstanding the provisions of any statute relating to the rate of interest payable by debtors, this Guarantee shall remain in full force and effect whatever the rate of interest received or demanded by the Guaranteed Noteholders. No invalidity, irregularity or unenforceability (by reason of any bankruptcy or similar law, any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Indebtedness of the Debtor, or otherwise) of the Indebtedness of the Debtor of any security therefor shall affect, impair or be a defense to this Guarantee. If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                 11. The Undersigned shall at all times and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular every such further act, deed, transfer, assignment, assurance, document and instrument as the Guaranteed Noteholders may reasonable require for the better accomplishing and effectuating of this Guarantee and the provisions contained herein, and every officer of the Guaranteed Noteholders and each of them are irrevocable appointed attorneys or attorney to execute in the name and on behalf of the Undersigned any document or instrument for the said purpose.

                 12. This shall be a continuing guarantee and shall cover and secure any ultimate balance owing to the Guaranteed Noteholders notwithstanding that any other security for the repayment of the Indebtedness of the Debtor to the Guaranteed Noteholders may no longer be enforceable, but the Guaranteed Noteholders shall not be obliged to exhaust their recourse against the Debtor or other persons or the securities they may hold before being entitled to payment from the Undersigned of all of the Indebtedness; provided always that the Undersigned may determine its further liability under this continuing guarantee by ninety (90) days' notice in writing to be given to the Guaranteed Noteholders, and the liability hereunder of the Undersigned shall continue until the expiration of ninety (90) days after the giving of such notice, notwithstanding the legal incapacity of the Undersigned and after the expiry of such notice the Undersigned shall remain liable under this Guarantee in respect of the Indebtedness on the date such notice expired and also in respect of any contingent or future liabilities incurred to or by the Guaranteed Noteholders on behalf of or in respect of the Debtor

                                                                       EXHIBIT C
                                                                       ---------


on or before such date but maturing thereafter, but such determination in any manner of further liability of the Undersigned shall not prevent the continuance of the liability hereunder of the Undersigned.

                 13. This Guarantee shall continue to be effective or be reinstated (as the case may be) if at any time payment by the Debtor of all or any part of the Indebtedness of the Debtor to the Guaranteed Noteholders is rescinded or must otherwise be returned by Guaranteed Noteholders upon the insolvency, bankruptcy or reorganization of the Debtor or otherwise, all as though such payment to the Guaranteed Noteholders had not been made.

                 14. The Guaranteed Noteholders may assign, transfer and deliver to any transferee of the Indebtedness or any part thereof the liability of the Undersigned under this Guarantee and any security, documents or instruments held by the Guaranteed Noteholders in respect of the Guarantee provided that no such assignment, transfer or delivery shall release the Undersigned from said liability; and thereafter the transferor shall be fully discharged from all responsibility with respect to this Guarantee and security, documents and instruments so assigned, transferred and/or delivered. Such transferee shall be vested with all powers and rights of a Guaranteed Noteholder hereunder and under such security, documents or instruments but the transferor shall retain all rights and powers with respect to any such security, documents or instruments not so assigned, transferred or delivered.

                 15. The undersigned shall pay the reasonable expenses (including reasonable legal fees on a solicitor and client basis) incurred by the Guaranteed Noteholders in endeavoring to collect the Indebtedness, or any part thereof, an in enforcing this Guarantee.

                 16. The records of the Guaranteed Noteholders as to the balance of the Indebtedness at any time and from time to time shall be final and conclusive without further or other proof, absent manifest error.

                 17. This Guarantee shall be binding upon the Undersigned and its respective heirs, legatees, trustee, executors, administrators, successors and assigns including any successor by reason of amalgamation of or any other change in the Undersigned and shall inure to the benefit of the Guaranteed Noteholders and their successors and assigns.

                 18. For purposes of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which the Overdue Rate is equivalent may be determined by multiplying the Overdue Rate by a fraction, the numerator of which is the number of

                                                                       EXHIBIT C
                                                                       ---------

days in the calendar year in which the period for which interest at such rate is payable and the denominator of which is 360.

                 19. The Undersigned shall borrow from and owe to the Debtor, at all times from and after the date hereof until the indefeasible payment and performance in full of the Indebtedness, Debt in an amount not less than U.S. $20,000,000.

                 WITH RESPECT to any portion of the Indebtedness which is payable in a currency other than Canadian currency (the "Foreign Currency Obligation"), the following provisions shall apply:

                 (a) Payment hereunder with respect to the Foreign Currency Obligation shall be made in immediately available funds in lawful money of the jurisdiction in the currency of which the Foreign Currency Obligation is payable (the "Foreign Currency") in such form as shall be customary at the time of payment for settlement of international payments in Toronto, Ontario without set-off or counterclaim and free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges and withholdings with respect thereto.

                 (b) The Undersigned shall hold the Guaranteed Noteholders harmless from any loss incurred by the Guaranteed Noteholders arising from any change in the value of Canadian currency in relation to the Foreign Currency between the date the Foreign Currency Obligation becomes due and the date of payment thereof.

                 (c) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Foreign Currency into Canadian funds ("Canadian dollars"), the rate of exchange used shall be that at which in accordance with normal banking procedures the Guaranteed Noteholders could purchase the Foreign Currency with Canadian dollars on the business day preceding that on which final judgment is given.

The obligation of the Undersigned in respect of any Foreign Currency Obligation due by it to the Guaranteed Noteholders hereunder shall, notwithstanding any judgment in Canadian dollars, be discharged only to the extent that on the business day following receipt by the Guaranteed Noteholders of any sum adjudged to be so due in Canadian dollars the Guaranteed Noteholders may in accordance with normal banking procedures purchase the Foreign Currency with the Canadian dollars; if the amount of the Foreign Currency so purchased is less than the sum originally due to the Guaranteed Noteholders in the Foreign Currency the Undersigned agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Guaranteed Noteholders against such loss and if the Foreign Currency purchased exceeds the sum originally due to the Guaranteed Noteholders in the Foreign Currency, the Guaranteed Noteholders

                                                                       EXHIBIT C
                                                                       ---------


agrees to remit such excess to the Undersigned as the Undersigned may be entitled thereto.

                 THE UNDERSIGNED hereby postpones all debts and liabilities of the Debtor to the Undersigned, both present and future, to the Indebtedness, and all monies received by the Undersigned thereon shall be received in trust for the Guaranteed Noteholders and shall be paid over to the Guaranteed
Noteholders.

                 THE UNDERSIGNED acknowledges that this Guarantee has been delivered free of any conditions and that no representations have been made to the Undersigned affecting the liability of the Undersigned under this Guarantee save as may be specifically embodied herein and agrees that this Guarantee is in addition to and not in substitution for any other guarantee held or which may hereafter be held by the

                                                                       EXHIBIT C
                                                                       ---------

Guaranteed Noteholders. The rights, remedies and benefits herein are cumulative and not in substitution for or exclusive of any rights, remedies or benefits which the Guaranteed Noteholders may otherwise have.

                 THIS GUARANTEE shall be construed in accordance with and be governed by the laws of the Province of Ontario and for the purpose of legal proceedings this Guarantee shall be deemed to have been made in the said Province and to be performed there, and the Courts of that Province shall have jurisdiction over all disputes which may arise under this Guarantee and the Undersigned hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such Courts, provided always that nothing herein contained shall prevent the Guaranteed Noteholders from proceeding at its election against the Undersigned in the Courts of any other Province, country or jurisdiction.

                 IN THIS GUARANTEE, words importing the singular include the plural and vice versa, and words importing gender shall include all genders. In the event that this Guarantee is executed by more than one party, the liability of the Undersigned shall be joint and several.

                        AS WITNESS the hand and seal of the Undersigned at Toronto this day of December 23, 1993.

WITNESS:                                      MERISEL CANADA INC.

                                              By
- -----------------                                -------------------
                                                 Its

                 This Guarantee should be executed under seal.

                                                                       EXHIBIT E
                                                                       ---------

                         GENERAL CONTINUING GUARANTEE
                         ----------------------------


                 THIS GENERAL CONTINUING GUARANTEE (this "Guarantee"), dated as of December 23, 1993, is executed and delivered by Merisel Europe, Inc., a Delaware corporation ("Guarantor"), in favor of the Guaranteed Noteholders, in the light of the following:

                 WHEREAS, contemporaneously herewith, Debtor and the Guaranteed Noteholders are entering into the Guaranteed Agreement and Debtor is issuing and selling the Senior Notes to the Guaranteed Noteholders; and

                 WHEREAS, in order it induce the Guaranteed Noteholders to (a) purchase the Senior Notes from Debtor pursuant to the Guaranteed Agreement and
(b) consent to the "Reorganization" (as defined in the Guaranteed Agreement) of Guarantor, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Guaranteed Noteholders to Debtor, whether pursuant to the Guaranteed Agreement or otherwise, Guarantor has agreed to guarantee the Guaranteed Obligations.

                 NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of the Guaranteed Noteholders, as follows:

                 1.    Definitions and Construction
                       -----------------------------

                       (a)   Definitions. The following terms, as used in this
                             -----------
Guarantee, shall have the following meanings:

                             "Bankruptcy Code" shall mean the United States
                              ---------------
Bankruptcy Code )11 U.S.C. Section 101 et. seq.), as in effect from time to time
                                       --  ---
and including any successor statute.

                             "Debtor" shall mean Merisel Americas, Inc., a
                              ------
Delaware corporation.

                             "Guarantee" shall have the meaning set forth in the
                              ---------
preamble to this document.

                             "Guaranteed Agreement" shall mean that certain
                              --------------------
Amended and Restated Senior Note Purchase Agreement, dated as of December 23, 1993, between Debtor, on the one hand, and the purchasers of the Senior Notes identified therein, on the other hand.

                                                                       EXHIBIT E
                                                                       ---------

                       "Guaranteed Noteholders" shall mean the holders, from
                       ------------------------
time to time, of the Senior Notes from time to time outstanding.

                       "Guaranteed Noteholders Indebtedness Amount" shall mean,
                       --------------------------------------------
as of any date of determination, the outstanding principal amount of the Indebtedness of the Debtor to the Guaranteed Noteholders under the Senior Notes.

                       "Guaranteed Obligations" shall mean: (a) the due and
                       ------------------------
punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, and premium, if any, on the Indebtedness owed by Debtor to the Guaranteed Noteholders pursuant to the terms of the Senior Notes and the Guaranteed Agreement; and (b) the due and punctual payment of all other present or future Indebtedness owing by Debtor to Guaranteed Noteholders.

                       "Guarantor" shall have the meaning set forth in the
                       -----------
preamble to this Guarantee.

                       "Indebtedness" shall mean any and all obligations,
                       --------------
indebtedness, or liabilities of any kind or character owed by Debtor to the Guaranteed Noteholders and arising directly or indirectly out of or in connection with the Guaranteed Agreement or the other Transaction Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys fees), or indemnity obligations, whether heretofore, now or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Debtor is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by the Guaranteed Noteholders.

                       "New Revolving Credit Agreement" shall mean that certain
                       --------------------------------
Revolving Credit Agreement, dated as of December 23, 1993, among Debtor and Guarantor as borrowers, Merisel, Inc., a Delaware corporation, as guarantor, Citicorp USA, Inc., as agent, and the financial institutions which may now or hereafter be parties thereto, as the same may be amended, supplemented, or otherwise modified from time to time.

                       "Person" shall mean any natural person, corporation,
                       --------
limited partnership, general partnership, joint stock company, joint venture, association, company,

                                                                       EXHIBIT E
                                                                       ---------

trust, bank trust company, land trust, business trust, or other organization, irrespective of whether a legal entity, any governmental authority, or any non-governmental entity.

                       "Security" shall have the same meaning as in Section 2(1)
                        --------
of the Securities Act of 1933, as amended.

                       "Senior Notes" shall mean the Amended and Restated 8.58%
                        ------------
Senior Notes due June 30, 1997, issued by the Debtor pursuant to the Guaranteed Agreement.

                       "Subsidiary" shall mean any corporation, association,
                        ----------
partnership, or other business entity of which 50% or more of the total voting power of shares of Voting Stock is at the time owned or controlled by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                       "Transaction Documents" shall mean, collectively, the
                        ---------------------
Senior Notes, the Guaranteed Agreement and any other documents, agreements and instruments executed and delivered pursuant thereto or in connection with the transaction contemplated thereby.

                       "Voting Stock" shall mean Securities of any class or
                        ------------
classes, the holders of which are ordinary, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).


                 (b)   Construction. Unless the context of this Guarantee
                       ------------
clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or" The words "hereof," "herein," "hereunder," and other similar terms refer to this Guarantee as a whole and not to any particular provision of this Guarantee. Any reference in this Guarantee to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewal, or supplements thereto or thereof, as applicable: the Senior Notes; the Guaranteed Agreement; the Transaction Documents; and this Guarantee. Neither this Guarantee nor any uncertainty or ambiguity herein shall be construed or resolved against the Guaranteed Noteholders or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guarantee has been reviewed by Guarantor, the Guaranteed Noteholders, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Guaranteed Noteholders and Guarantor.

                                                                       EXHIBIT E
                                                                       ---------

                 2.    Guaranteed Obligations. Guarantor hereby irrevocably and
                       ----------------------
unconditionally guarantees to the Guaranteed Noteholders, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Debtor of all of the agreements, conditions, covenants, and obligations of Debtor contained in the Senior Notes, the Guaranteed Agreement, and under each of the other Transaction Documents. The Guaranteed Obligations shall rank pari passu with Guarantor's obligations to repay advances and other obligations under the New Revolving Credit Agreement and Guarantor's obligations, if any, to guaranty Debtor's obligations under the New Revolving Credit Agreement.

                 3.    Continuing Guarantee. This Guarantee includes Guaranteed
                       --------------------
Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guarantee as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notices thereof has been received by the Guaranteed Noteholders, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof, (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to legally binding commitment of the Guaranteed Noteholders in existence on the date of such revocation, (d) no payment by Guarantor, Debtor, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Debtor or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.


                 4.    Performance Under this Guarantee. In the event that
                       --------------------------------
Debtor fails to make any payment of any Guaranteed Obligations, on or before the due date thereof, or if Debtor shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner
                                    -----------------------
provided in the Senior Notes, the Guaranteed Agreement or other Transaction Documents, as applicable, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept,

                                                                       EXHIBIT E
                                                                       ---------

observed, or fulfilled. Guarantor agrees that each holder of a Senior Note shall be a Guaranteed Noteholder hereunder and shall be entitled to the benefits of this Guarantee, irrespective of whether such holder was one of the original purchasers of the Senior Notes under the Note Purchase Agreement. Upon any demand for payment hereunder (which demand shall be made in accordance with the terms of the Guaranteed Agreement) and payment of any moneys by Guarantor in respect of the Indebtedness, such moneys shall be apportioned among the Guaranteed Noteholders, and paid to each Guaranteed Noteholder in accordance with the ratio that the principal amount of Senior Notes held by each such Guaranteed Noteholder bears to the Guaranteed Noteholders Indebtedness Amount. Guarantor understands that the Senior Notes are transferable and agrees that upon transfer of a Senior Note, the transferor and the transferee shall have no obligation to notify Guarantor of the transfer or the identity of the transferee. Guarantor has adequate means of obtaining from Debtor, on a continuing basis, any information pertaining to the Guaranteed Noteholders that it might need, and Guarantor waives and relinquishes any duty on the part of the Guaranteed Noteholders to provide any such information to Guarantor.

                 5.    Nature of Business.  Neither Guarantor nor any Subsidiary
                       ------------------
of Guarantor shall engage in any business other than (i) the businesses in which they are engaged as of the date hereof, and (ii) businesses directly related to the distribution or marketing of computer products.

                 6.    Primary Obligations.  This Guarantee is a primary and
                       -------------------
original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guaranteed Obligations, liable to the Guaranteed Noteholders, that the obligations of Guarantor hereunder are independent of the obligations of Debtor or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Debtor or any other guarantor or whether Debtor or any other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Guaranteed Noteholders of whatever remedies it may have against Debtor or any other guarantor, or the enforcement of any lien or realization upon any security the Guaranteed Noteholders may at any time possess. Guarantor agrees that any release which may be given by the Guaranteed Noteholders to Debtor or any other guarantor shall not release Guarantor. Guarantor consents and agrees that the Guaranteed Noteholders shall be under no obligation to marshal any property or assets of Debtor or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

                                                                       EXHIBIT E
                                                                       ---------

                 7.    Waivers.
                       -------

                       (a) Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Guaranteed Agreement, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor's right to make inquiry of the Guaranteed Noteholders to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Debtor or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Transaction Documents; (vi) notice of any unmatured event of default or event of default under the Guaranteed Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guarantee or any other Transaction Documents to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

                       (b) To the fullest extent permitted by applicable law, Guarantor waives the right by statute or otherwise to require the Guaranteed Noteholders to institute suit against Debtor or to exhaust any rights and remedies which the Guaranteed Noteholders has or may have against Debtor. In this regard, Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if such Guaranteed Obligations were directly owing to the Guaranteed Noteholders by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Debtor or by reason of the cessation from any cause whatsoever of the liability of Debtor in respect thereof.

                       (c) To the maximum extent permitted by law, Guarantor hereby waives: (i) any rights to assert against the Guaranteed Noteholders any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Debtor or any other party liable to the Guaranteed Noteholders; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Guaranteed Noteholders including any defense based upon an election of remedies by the Guaranteed Noteholders under the provisions of (S)(S) 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of

                                                                   EXHIBIT E
                                                                   ---------

limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

                       (d) To the maximum extent permitted by law, Guarantor hereby waives any right of subrogation Guarantor has or may have as against Debtor with respect to the Guaranteed Obligations. In addition, Guarantor hereby waives any right to proceed against Debtor, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guaranteed Obligations. Guarantor also hereby waives any right to proceed or to seek recourse against or with respect to any property or asset of Debtor. Guarantor hereby agrees that, in light of the waivers contained in this section, Guarantor shall not be deemed to be "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of Debtor, whether for purposes of the application of Sections 547 or 550 of the Bankruptcy Code or otherwise.

                       (e) If any of the Guaranteed Obligations at any time are secured by a mortgage or deed of trust upon real property, the Guaranteed Noteholders may elect, in their sole discretion, upon a default with respect to the Guaranteed Obligations, to foreclose such mortgage or deed of trust judicially or nonjudically in any manner permitted by law, before or after enforcing this Guarantee, without diminishing or affecting the liability of Guarantor hereunder. Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by the Guaranteed Noteholders nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Debtor or other guarantors or sureties, and (b) absent the waiver given by Guarantor herein, such an election would estop the Guaranteed Noteholders from enforcing this Guarantee against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guarantee, Guarantor hereby waives any right to assert against the Guaranteed Noteholders any defense to the enforcement of this Guarantee, whether denominated "estoppel" or otherwise, based on or arising from an election by the Guaranteed Noteholders nonjudically to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Debtor or other guarantors or sureties. Guarantor also agrees that the "fair market value" provisions of
Section 580a of the California Code of Civil Procedure shall have no applicability with respect to he determination of Guarantor's liability under this Guarantee.

                       (f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTEE, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER

                                                                EXHIBIT E
                                                                ---------

IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE (S)(S) 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849,
AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE (S)(S) 580a, 580b, 580c, 580d, and 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

                       8.  Releases.  Guarantor consents and agrees that,
                           --------
without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, the Guaranteed Noteholders may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Senior Notes, the Guaranteed Agreement or any of the other Transaction Documents or may grant other indulgences to Debtor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Guaranteed Agreement or any of the other Transaction Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

                       9.  No Election.  The Guaranteed Noteholders shall have
                           -----------
the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by the Guaranteed Noteholders to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Guaranteed Noteholders' right to proceed in any other form of action or proceeding or against other parties unless the Guaranteed Noteholders have expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Guaranteed Noteholders under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guarantee except to the extent that the Guaranteed Noteholders finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

                       10.  Indefeasible Payment.  The Guaranteed Obligations
                            --------------------
shall not be considered indefeasibly paid for purposes of this Guarantee unless and until all payments to the Guaranteed Noteholders are no longer subject to any right on the part of any person whomsoever, including Debtor, Debtor as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Debtor's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to the Guaranteed Noteholders is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or

                                                                       EXHIBIT E
                                                                       ---------

part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount the Guaranteed Noteholders are required to repay plus any and all costs and expenses (including attorneys fees) paid by the Guaranteed Noteholders in connection therewith.

                 11.   Financial Condition of Debtor. Guarantor represents and
                       -----------------------------
warrants to the Guaranteed Noteholders that it is currently informed of the financial condition of Debtor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to the Guaranteed Noteholders that it has read and understands the terms and conditions of the Senior Notes, the Guaranteed Agreement and the other Transaction Documents. Guarantor hereby covenants that it will continue to keep itself informed of Debtor's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

                 12.   Subordination. Guarantor hereby agrees that any and all
                       -------------
present and future indebtedness of Debtor owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guaranteed Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations have been indefeasibly paid in full.


                 13.   Payments: Application. All payments to be made hereunder
                       ---------------------
by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys fees) incurred by the Guaranteed Noteholders in enforcing this Guarantee or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to the Guaranteed Noteholders constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

                 14.   Attorneys Fees and Costs. Guarantor agrees to pay, on
                       ------------------------
demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by the Guaranteed Noteholders in the enforcement of this Guarantee or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought.

                 15.   Notices. Unless otherwise specifically provided in this
                       -------
Guarantee, any notice or other communication relating to this Guarantee or any other agreement entered into in connection therewith shall be in writing and, if to a Guaranteed Noteholder,

                                                                EXHIBIT E
                                                                ---------
personally delivered, mailed postage prepaid by registered or certified mail, delivered by overnight air courier, or sent by telefacsimile, addressed to such Guaranteed Noteholder at its address appearing on Schedule 1 to the Guaranteed
                                                  ----------
Agreement or such other address as a Noteholder may designate to Guarantor in writing, and if to Guarantor, personally delivered, mailed postage prepaid by registered or certified mail, delivered by overnight air courier, or sent by telefacsimile to Guarantor at 200 Continental Boulevard, El Segundo, California 90245, Attention: Treasurer, or to such other address as Guarantor may in writing designate to each Noteholder; provided, however, that a notice to a
                                      --------  -------
Noteholder by overnight air courier shall only be effective if delivered to such Noteholder at the street address designated for such purpose in Schedule 1 to
                                                                ----------
the Guaranteed Agreement or such other street address as such Noteholder may designate to Guarantor in writing.

                 16.   Cumulative Remedies.  No remedy under this Guarantee,
                       -------------------
under the Guaranteed Agreement, or any other Transaction Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guarantee, under the Senior Notes, the Guaranteed Agreement, or any other Transaction Document, and those provided by law. No delay or omission by the Guaranteed Noteholders to exercise any right under this Guarantee shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Guaranteed Noteholders to exercise, and no delay in exercising, any right under this Guarantee shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guarantee preclude any other or further exercise thereof or the exercise of any other right.

                 17.   Severability of Provisions.  Any provision of this
                       --------------------------
Guarantee which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof.

                 18.   Entire Agreement: Amendments.  This Guarantee constitutes
                       ----------------------------
the entire agreement between Guarantor and the Guaranteed Noteholders pertaining to the subject matter contained herein. This Guarantee may not be altered, amended, or modified, nor may any provision hereof by waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and the Guaranteed Noteholders. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guarantee shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

                 19.   Successors and Assigns.  This Guarantee shall be binding
                       ----------------------
upon Guarantor and it successors and assigns and shall inure to the benefit of the successors and

                                                                   EXHIBIT E
                                                                   ---------

assigns of the Guaranteed Noteholders; provided, however, Guarantor shall not
                                       --------  -------
assign this Guarantee or delegate any of its duties hereunder without the Guaranteed Noteholder's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by the Guaranteed Noteholders, the rights and benefits herein conferred upon the Guaranteed Noteholders shall automatically extend to and be vested in such assignee or other transferee.

                 20.  No Third Party Beneficiary.  This Guarantee is solely for
                      --------------------------
the benefit of the Guaranteed Noteholders and their respective successors and assigns and may not be relied on by any other Person.

                 21.  CHOICE OF LAW AND VENUE: JURY TRIAL WAIVER
                      ------------------------------------------

                      THE VALIDITY OF THIS GUARANTEE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                       THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTEE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR AT THE SOLE OPTION OF THE GUARANTEED NOTEHOLDERS, IN ANY OTHER COURT IN WHICH THE GUARANTEED NOTEHOLDERS SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF GUARANTOR AND THE GUARANTEED NOTEHOLDERS WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 21.
                     ----------

                       GUARANTOR AND THE GUARANTEED NOTEHOLDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTEE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR AND THE GUARANTEED NOTEHOLDERS REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND

                                                                       EXHIBIT E
                                                                       ---------

VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                 IN WITNESS WHEREOF, the undersigned has executed and delivered this Guarantee as of the date first written above.


                                       MERISEL EUROPE, INC., a Delaware
                                       corporation


                                       By______________________________
                                             Title:____________________

                                                                EXHIBIT - P
                                                                -----------

                         GENERAL CONTINUING GUARANTEE
                         ----------------------------

                 THIS GENERAL CONTINUING GUARANTEE (this "Guarantee"), dated as of December 23, 1993, is executed and delivered by Merisel, Inc., a Delaware corporation ("Guarantor"), in favor of the Guaranteed Noteholders, in light of the following:

                 WHEREAS, contemporaneously herewith, Debtor and the Guaranteed Noteholders are entering into the Guaranteed Agreement and Debtor is issuing and selling the Senior Notes to the Guaranteed Noteholders; and

                 WHEREAS, in order to induce the Guaranteed Noteholders to (a) purchase the Senior Notes from Debtor pursuant to the Guaranteed Agreement and
(b) consent to the "Reorganization" (as defined in the Guaranteed Agreement) of Guarantor, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Guaranteed Noteholders to Debtor, whether pursuant to the Guaranteed Agreement or otherwise, Guarantor has agreed to guarantee the Guaranteed Obligations.

                 NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of the Guaranteed Noteholders, as follows:

                 1.    Definitions and Construction.
                       ----------------------------

                       (a)   Definitions.  The following terms, as used in this
                             -----------
Guarantee, shall have the following meanings:

                             "Bankruptcy Code" shall mean the United States
                              ---------------
Bankruptcy Code (11 U.S.C. Section 1091 et. seq.), as in effect from time to
                                        --- ---
time and including any successor statute.

                             "Debtor" shall mean Merisel Americas, Inc., a
                              ------
Delaware corporation.

                             "Guarantee" shall have the meaning set forth in the
                              ---------
preamble to this document.

                             "Guaranteed Agreement" shall mean that certain
                              --------------------
Amended and Restated Senior Note Purchase Agreement, dated as of December 23, 1993, between Debtor, on the one hand, and the purchasers of the Senior Notes identified therein, on the other hand, as the same may be amended, supplemented, or otherwise modified from time to time.

                       "Guaranteed Noteholders" shall mean the holders, from
                        ----------------------
time to time, of the Senior Notes from time to time outstanding.

                       "Guaranteed Noteholders Indebtedness Amount" shall mean,
                        ------------------------------------------
as of any date of determination, the outstanding principal amount of the Indebtedness of the Debtor to the Guaranteed Noteholders under the Senior Notes.

                       "Guaranteed Obligations" shall mean: (a) the due and
                        ----------------------
punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, and premium, if any, on the Indebtedness owed by Debtor to the Guaranteed Noteholders pursuant to the terms of the Senior Notes and the Guaranteed Agreement; and (b) the due and punctual payment of all other present or future Indebtedness owing by Debtor to the Guaranteed Noteholders.

                       "Guarantor" shall have the meaning set forth in the
                        ---------
preamble to this Guarantee.

                       "Indebtedness" shall mean any and all obligations,
                        ------------
indebtedness, or liabilities of any kind or character owed by Debtor to the Guaranteed Noteholders and arising directly or indirectly out of or in connection with the Guaranteed Agreement or the other Transaction Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Debtor is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by the Guaranteed Noteholders.

                       "New Revolving Credit Agreement" shall mean that certain
                        ------------------------------
Revolving Credit Agreement dated as of December 23, 1993, among Debtor and Merisel Europe, Inc., a Delaware corporation, as borrowers, Guarantor as guarantor, Citicorp USA, Inc., as agent, and the financial institutions which may now or hereafter be parties thereto, as the same may be amended, supplemented, or otherwise modified from time to time.

                                                               EXHIBIT - P
                                                               -----------

                       "Person" shall mean any natural person, corporation,
                        ------
limited partnership, general partnership, joint stock company , joint venture, association, company, trust, bank trust company, land trust, business trust, or other organization, irrespective of whether a legal entity, any governmental authority, or any non-governmental entity.

                        "Security" shall have the same meaning as in
                        --------
Section 2(1) of the Securities Act of 1933, as amended.

                       "Senior Notes" shall mean the Amended and Restated
                        ------------
8.58% Senior Notes due June 30, 1997, issued by the Debtor pursuant to the Guaranteed Agreement.

                       "Subsidiary" shall mean any corporation, association,
                        ----------
partnership, or other business entity of which 50% or more of the total voting power of shares of Voting Stock is at the time owned or controlled by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                       "Transaction Documents" shall mean, collectively,
                         --------------------
the Senior Notes, the Guaranteed Agreement and any other documents, agreements and instruments executed and delivered pursuant thereto or in connection with the transactions contemplated thereby.

                       "Voting Stock"  shall mean Securities of any class
                        ------------
or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                 (b)   Construction.  Unless the context of this Guarantee
                       ------------
clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof, "herein," "hereby," "hereunder," and other similar terms refer to this Guarantee as a whole and not to any particular provision of this Guarantee. Any reference in this Guarantee to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Senior Notes; the Guaranteed Agreement; the Transaction Documents; and this Guarantee. Neither this Guarantee nor any uncertainty or ambiguity herein shall be construed or resolved against the Guaranteed Noteholders or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guarantee has been reviewed by Guarantor, the Guaranteed Noteholders, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Guaranteed Noteholders and Guarantor.

                                                                       EXHIBIT-P
                                                                       ---------
                 2.    Guaranteed Obligations.  Guarantor hereby irrevocably and
                       ----------------------
unconditionally guarantees to the Guaranteed Noteholders, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Debtor of all of the agreements, conditions, covenants, and obligations of Debtor contained in the Senior Notes, the Guaranteed Agreement, and under each of the other Transaction Documents. The Guaranteed Obligations shall rank pari passu with Guarantor's obligations to guaranty the obligations of the borrowers under the New Revolving Credit Agreement.

                 3.    Continuing Guarantee.  This Guarantee includes Guaranteed
                       --------------------
Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guarantee as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by the Guaranteed Noteholders, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of the Guaranteed Noteholders in existence on the date of such revocation, (d) no payment by Guarantor, Debtor, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and
(e) any payment by Debtor or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

                 4.    Performance Under this Guarantee. In the event that
                       --------------------------------
Debtor fails to make any payment of any Guaranteed Obligations, on or before the due date thereof, or if Debtor shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner
                                    -----------------------
provided in the Senior Notes, the Guaranteed Agreement or the other Transaction Documents, as applicable, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled. Guarantor agrees that each holder of a Senior Note shall be a

                                                                       EXHIBIT-P
                                                                       ---------

Guaranteed Noteholder hereunder and shall be entitled to the benefits of this Guarantee, irrespective of whether such holder was one of the original purchasers of the Senior Notes under the Note Purchase Agreement. Upon any demand for payment hereunder (which demand shall be made in accordance with the terms of the Guaranteed Agreement) and payment of any moneys by Guarantor in respect of the Indebtedness, such moneys shall be apportioned among the Guaranteed Noteholders and paid to each Guaranteed Noteholder in accordance with the ratio that the principal amount of Senior Notes held by each such Guaranteed Noteholder bears to the Guaranteed Noteholders Indebtedness Amount. Guarantor understands that the Senior Notes are transferable and agrees that upon transfer of a Senior Note, the transferor and the transferee shall have no obligation to notify Guarantor of the transfer or the identity of the transferee. As the sole shareholder of Debtor, Guarantor has adequate means of obtaining from Debtor, on a continuing basis, any information pertaining to the Guaranteed Noteholders that it might need, and Guarantor waives and relinquishes any duty on the part of the Guaranteed Noteholders to provide any such information to Guarantor.

                 5.    Nature of Business.  Neither Guarantor nor any Subsidiary
                       ------------------
of Guarantor shall engage in any business other than (i) the businesses in which they are engaged as of the date hereof, and (ii) businesses directly related to the distribution or marketing of computer products.

                 6.    Primary Obligations.  This Guarantee is a primary and
                       -------------------
original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guaranteed Obligations, liable to the Guaranteed Noteholders, that the obligations of Guarantor hereunder are independent of the obligations of Debtor or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Debtor or any other guarantor or whether Debtor or any other guarantor is joined in such action., Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Guaranteed Noteholders of whatever remedies it may have against Debtor or any other guarantor, or the enforcement of any lien or realization upon any security the Guaranteed Noteholders may at any time posses. Guarantor agrees that any release which may be given by the Guaranteed Noteholders to Debtor or any other guarantor shall not release Guarantor. Guarantor consents and agrees that the Guaranteed Noteholders shall be under no obligation to marshal any property or assets of Debtor or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

                                                                     EXHIBIT - P
                                                                     -----------

                 7.    Waivers.
                       -------

                       (a) Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Guaranteed Agreement, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor's right to make inquiry of the Guaranteed Noteholders to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Debtor or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Transaction Documents; (iv) notice of any unmatured event of default or event of default under the Guaranteed Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guarantee or any other Transaction Documents to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

                 (b) To the fullest extent permitted be applicable law, Guarantor waives the right by statute or otherwise to require the Guaranteed Noteholders to institute suit against Debtor or to exhaust any rights and remedies which the Guaranteed Noteholders has or may have against Debtor. In this regard, Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if such Guaranteed Obligations were directly owing to the Guaranteed Noteholders by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Debtor or by reason of the cessation from any cause whatsoever of the liability of Debtor in respect thereof.

                 (c) To the maximum extent permitted by law, Guarantor hereby waives: (i) any rights to assert against the Guaranteed Noteholders any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Debtor or any other party liable to the Guaranteed Noteholders; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability or the Guaranteed Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Guaranteed Noteholders including any defense based upon an election of remedies by the Guaranteed Noteholders under the provisions of (S)(S) 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statue of

                                                                EXHIBIT - P
                                                                -----------

limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

                 (d) To the maximum extent permitted by law, Guarantor hereby waives any right of subrogation Guarantor has or may have as against Debtor with respect to the Guaranteed Obligations. In addition, Guarantor hereby waives any right to proceed against Debtor, now or hereafter, for contribution,indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guaranteed Obligations. Guarantor also hereby waives any right to proceed or to seek recourse against or with respect to any property or asset of Debtor. Guarantor hereby agrees that, in light of the waivers contained in this section, Guarantor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of Debtor, whether for purposes of the application of Sections 547 or 550 of the Bankruptcy Code or otherwise.

                 (e) If any of the Guaranteed Obligations at any time are secured by a mortgage or deed of trust upon real property, the Guaranteed Noteholders may elect, in their sole discretion, upon a default with respect to the Guaranteed Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guarantee, without diminishing or affecting the liability of Guarantor hereunder. Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by the Guaranteed Noteholders nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Debtor or other guarantors or sureties, and (b) absent the waiver given by Guarantor herein, such an election would estop the Guaranteed Noteholders from enforcing this Guarantee against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guarantee, Guarantor hereby waives any right to assert against the Guaranteed Noteholders any defense to the enforcement of this Guarantee, whether denominated "estoppel" or otherwise, based on or arising from an election by the Guaranteed Noteholders nonjudicially to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Debtor or other guarantors or sureties. Guarantor also agrees that the "fair market value" provisions of
Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of Guarantor's liability under this Guarantee.

                 (f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTEE, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER

                                                                     EXHIBIT - P
                                                                     -----------

IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE (S)(S) 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849,
AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE (S)(S) 580a, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

                 8.    Releases. Guarantor consents and agrees that, without
                       --------
notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, the Guaranteed Noteholders may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Senior Notes, the Guaranteed Agreement or any of the other Transaction Documents or may grant other indulgences to Debtor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Guaranteed Agreement or any of the other Transaction Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

                 9.    No Election. The Guaranteed Noteholders shall have the
                       -----------
right to seek recourse against Guarantor to the fullest extent provided for herein and no election by the Guaranteed Noteholders to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Guaranteed Noteholders' right to proceed in any other form of action or proceeding or against other parties unless the Guaranteed Noteholders have expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Guaranteed Noteholders under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guarantee except to the extent that the Guaranteed Noteholders finally and unconditionally shall have realized indefeasible payment by such action or proceeding.



                 10.   Indefeasible Payment. The Guaranteed Obligations shall
                       --------------------
not be considered indefeasibly paid for purposes of this Guarantee unless and until all payments to the Guaranteed Noteholders are no longer subject to any right on the part of any person whomsoever, including Debtor. Debtor as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Debtor's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to the Guaranteed Noteholders is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or

                                                                EXHIBIT - P
                                                                -----------

part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount the Guaranteed Noteholders are required to repay plus any and all costs and expenses (including attorneys fees) paid by the Guaranteed Noteholders in connection therewith.

                 11.   Financial Condition of Debtor.  Guarantor represents and
                       -----------------------------
warrants to the Guaranteed Noteholders that it is currently informed of the financial condition of Debtor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to the Guaranteed Noteholders that it has read and understands the terms and conditions of the Senior Notes, the Guaranteed Agreement and the other Transaction Documents. Guarantor hereby covenants that it will continue to keep itself informed of Debtor's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

                 12.   Subordination.  Guarantor hereby agrees that any and all
                       -------------
present and future indebtedness of Debtor owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guaranteed Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations have been indefeasibly paid in full.

                 13.   Payments: Application.  All payments to be made hereunder
                       ---------------------
by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys fees) incurred by the Guaranteed Noteholders in enforcing this Guarantee or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest; premium, if any, and fees owing to the Guaranteed Noteholders constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

                 14.   Attorneys Fees and Costs.  Guarantor agrees to pay, on
                       ------------------------
demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by the Guaranteed Noteholders in the enforcement of this Guarantee or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought.

                 15.   Notices.  Unless otherwise specifically provided in this
                       -------
Guarantee, any notice or other communication relating to this Guarantee or any other agreement entered into in connection therewith shall be in writing and, if to a Guaranteed Noteholder,

                                                                     EXHIBIT - P
                                                                     -----------

personally delivered, mailed postage prepaid by registered or certified mail, delivered by overnight air courier, or sent by telefacsimile, addressed to such Guaranteed Noteholder at its address appearing on Schedule 1 to the Guaranteed
                                                  ----------
Agreement or such other address as a Noteholder may designate to Guarantor in writing, and if to Guarantor in writing, and if to Guarantor, personally delivered, mailed postage prepaid by registered or certified mail, delivered by overnight air courier, or sent by telefacsimile to Guarantor at 200 Continental Boulevard, El Segundo, California 90245, Attention: Treasurer, or to such other address as Guarantor may in writing designate to each Noteholder; provided, however, that a notice to a Noteholder by overnight air courier
- -----------------
shall only be effective if delivered to such Noteholder at the street address designated for such purpose in Schedule 1 to the Guaranteed Agreement or such
                               ----------
other street address as such Noteholder may designate to Guarantor in writing.

                 16.   Cumulative Remedies.  No remedy under this Guarantee,
                       -------------------
under the Guaranteed Agreement, or any other Transaction Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guarantee, under the Senior Notes, the Guarantee Agreement, or any other Transaction Document, and those provided by law. No delay or omission by the Guaranteed Noteholders to exercise any right under this Guarantee shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Guaranteed Noteholders to exercise, and no delay in exercising, any right under this Guarantee shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guarantee preclude any other or further exercise thereof or the exercise of any other right.

                 17.   Severability of Provisions. Any provision of this
                       --------------------------
Guarantee which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                 18.   Entire Agreement; Amendments. This Guarantee constitutes
                       ----------------------------
the entire agreement between Guarantor and the Guaranteed Noteholders pertaining to the subject matter contained herein. This Guarantee may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and the Guaranteed Noteholders (and in the case of section 22 hereof, by NationBank of Texas, N.A. as well). Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guarantee shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

                                                                   EXHIBIT - P
                                                                   -----------

                 19.   Successors and Assigns.  This Guarantee shall be binding
                       ----------------------
upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Guaranteed Noteholders; provided, however,
                                                          --------  -------
Guarantor shall not assign this Guarantee or delegate any of its duties hereunder without the Guaranteed Noteholders's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by the Guaranteed Noteholders, the rights and benefits herein conferred upon the Guaranteed Noteholders shall automatically extend to and be vested in such assignee or other transferee.

                 20.  No Third Party Beneficiary.  This Guarantee is solely for
                      --------------------------
the benefit of the Guaranteed Noteholders and their respective successors and assigns and may not be relied on by any other Person (other than the "Acquisition Banks" as defined in, and with respect to, Section 22 hereof).
                                                        ----------

                 21.  CHOICE OF LAW AND VENUE: JURY TRIAL WAIVER
                      ------------------------------------------

                      THE VALIDITY OF THIS GUARANTEE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                 THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTEE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR AT THE SOLE OPTION OF THE GUARANTEED NOTEHOLDERS, IN ANY OTHER COURT IN WHICH THE GUARANTEED NOTEHOLDERS SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, EACH OF GUARANTOR AND THE GUARANTEED NOTEHOLDERS WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 21.
                     ----------

                 GUARANTOR AND THE GUARANTEED NOTEHOLDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTEE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY

                                                                     EXHIBIT - P
                                                                     -----------

CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR AND THE GUARANTEED NOTEHOLDERS REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                 22.   ComputerLand Assets. Notwithstanding any other provision
                       -------------------
of this Guaranty, the Guaranteed Noteholders may not (whether in any bankruptcy or other proceeding) make any demand or claim upon, accept, sue against or take any other action or exercise any right, remedy, power or privilege with respect to, or execute, foreclose or seek to execute or foreclose upon, (i) any assets of Guarantor acquired or otherwise obtained from ComputerLand Corporation, a Delaware corporation ("ComputerLand") or (whether before or after the acquisition of ComputerLand by Merisel FAB, Inc., a Delaware corporation ("Merisel FAB")) or assets of Merisel FAB, or (ii) the assets of Guarantor consisting of the stock, Debt (as defined in the Guaranteed Agreement) or other securities of Merisel FAB (the assets described in clauses (i) and (ii) being the "ComputerLand Assets") in respect of the Guaranteed Obligations or any other liability (including all fees, costs, indemnities, claims (whether in contract or tort) for breach of representation or warranties or any other like amounts) of Guarantor under or in connection with this Guaranty unless and until the Acquisition Debt (as defined below) shall have indefeasibly been paid in full in cash or cash equivalents or the Acquisition Banks shall have consented in writing to such action (and Guarantor hereby covenants and agrees to provide the Guaranteed Noteholders with copies of any such written consent promptly upon receipt thereof), and Guarantor shall be entitled to defend against, and any Acquisition Bank shall be entitled to prevent any such action or attempt to take any such action. Except as specifically provided in this Section 22, nothing is
                                                         ----------
intended to impair the rights, remedies, powers or privileges of the Guaranteed Noteholders under or in connection with this Guaranty against Guarantor and the Guaranteed Noteholders shall be fully entitled otherwise to demand payment, sue
                                               ---------
and take any other action against Guarantor under or in connection with this Guaranty so long as the Guaranteed Noteholders do not take or seek to take any action specifically referred to above relating to the ComputerLand Assets.
For the purpose of this Section 22:
                        ----------

"Acquisition Debt" shall mean any and all obligations of Guarantor, whether for principal, interest (including interest, whether or not allowed, accruing after the commencement of any bankruptcy proceeding), fees, costs, indemnities or other like amounts, under or in connection with that certain Credit Agreement, dated as of December 23, 1993, between Guarantor and NationsBank of Texas, N.A., as the same may be amended, supplemented, extended, refinanced (so long as such refinancing is through Debt, other than Debt in connection with a "distribution" as such term is used in the Securities Act of 1933) or

                                                                EXHIBIT - P
                                                                -----------

otherwise modified from time to time; provided, however, that the portion of
                                      --------  -------
such Acquisition Debt consisting of lent principal shall not in the aggregate exceed $65,000,000.

"Acquisition Banks" shall mean NationsBank of Texas, N.A. and each other financial institution or institutions from time to time holding all or any portion of the Acquisition Debt.

                 IN WITNESS WHEREOF, the undersigned has executed and delivered this Guarantee as of the date first written above.



                                        MERISEL, INC. a Delaware corporation



                                        By__________________________________
                                          Title: ___________________________